UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2016 (April 18, 2016)

CM Finance Inc

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

601 Lexington Avenue, 26th Floor

New York, New York

10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2016, Jai Agarwal notified CM Finance Inc (the “Company”) of his intention to step down as Chief Financial Officer and Treasurer, effective May 20, 2016, to pursue a new career opportunity. Mr. Agarwal did not resign pursuant to any disagreement with the Company or its Board of Directors or management. Effective immediately, the Company will begin a search to identify a Chief Financial Officer and Treasurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2016	CM FINANCE INC

	By:	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: President and Secretary